SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 August 30, 2002





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




         Missouri                     1-14756                    43-1723446
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222

ITEM 2.    OTHER EVENTS AND REGULATION FD DISCLOSURE

           On August 30, 2002, the Registrant issued a press release announcing that it and The AES Corporation had received on that date from the U.S. Department of Justice a Request for Additional Information (Second Request) under the Hart-Scott-Rodino Antitrust Improvements Act pertaining to the pending sale of CILCORP Inc. to the Registrant. The press release is attached as Exhibit 99 and is incorporated herein by reference.


ITEM 7.    EXHIBITS

           (c)  Exhibits.

                99 Press release, dated August 30, 2002, issued by the Registrant.



                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                AMEREN CORPORATION
                                                   (Registrant)



                                        By      /s/ Martin J. Lyons
                                          ------------------------------
                                        Name:       Martin J. Lyons
                                        Title:         Controller
                                               (Principal Accounting Officer)


Date:  August 30, 2002

                                  Exhibit Index
                                  -------------


Exhibit No.                           Description
-----------                           -----------

   99       - Press release dated August 30, 2002, issued by Ameren Corporation.

[GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                                One Ameren Plaza
                                                            1901 Chouteau Avenue
                                                             St. Louis, MO 63103

Contact:

Analysts:                    Media:
Bruce Steinke                Leigh Morris-Illinois       Erica Abbett-St. Louis
(314) 554-2574               (217) 535-5228              (314) 554-2175
                             (217) 416-9606 (cell)

FOR IMMEDIATE RELEASE


          AES AND AMEREN RECEIVE DOJ REQUEST FOR ADDITIONAL INFORMATION
                        REGARDING PENDING SALE OF CILCORP


SPRINGFIELD, IL, AUG. 30, 2002-Ameren Corporation (NYSE: AEE) and The AES Corporation (NYSE: AES) announced today that they have received from the U.S. Department of Justice (DOJ) a Request for Additional Information (Second Request) under the Hart-Scott-Rodino Antitrust Improvements Act pertaining to the pending sale of CILCORP Inc. to Ameren.

     The waiting period applicable to the pending sale under the Hart-Scott-Rodino Antitrust Improvements Act will expire 30 days after substantial compliance with the Second Request, unless terminated earlier by the DOJ. Issuance of a Second Request is not unusual for transactions of this size, and the companies intend to cooperate fully and respond promptly.

     As previously announced, the transaction is subject to regulatory approvals by the Illinois Commerce Commission, the Federal Energy Regulatory Commission, the Securities and Exchange Commission and expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. Ameren on July 31, 2002, filed required notices with the DOJ and the Federal Trade Commission to acquire CILCORP from AES. Ameren expects the sale of CILCORP to close in the first quarter of 2003, and under the stock purchase agreement with AES is obligated to resolve any issues raised by the DOJ in connection with its Hart-Scott-Rodino Act filing.

                                    --more--

Add One

     With assets of $10 billion and 2001 revenues of $4.5 billion, Ameren serves
1.5 million electric customers and 300,000 natural gas customers in a 44,500-square-mile area of Missouri and Illinois. With $1.8 billion in assets and 2001 revenues of $815 million, CILCORP's largest subsidiary, CILCO, serves 200,000 electric and more than 200,000 natural gas customers.

Safe Harbor Statement
---------------------

     This news release may include forward-looking statements. Actual events and results may differ materially from those projected. Factors that could affect actual results are discussed in Ameren's filings with the Securities and Exchange Commission, and readers are encouraged to read those filings to learn more about the risk factors associated with Ameren's businesses.

                                      # # #